Exhibit 4.6
FERRO CORPORATION
and

Trustee

INDENTURE
Dated as of                     , 2008

FERRO CORPORATION
Certain Sections of this Indenture relating to
Sections 310 through 318, inclusive, of the
Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section
Section 310	(a)(1)	609
	(a)(2)	609
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	609
		608
		610

Section 311	(a)	613
		613

Section 312	(a)	701
		702(a)
		702(b)
		702(c)

Section 313	(a)	703(a)
		703(b)
		703(a)
		703(b)
		703(c)

Section 314	(a)	704
	(a)(4)	1004
		Not Applicable
	(c)(1)	102
	(c)(2)	102
	(c)(3)	Not Applicable
		Not Applicable
		102

Section 315	(a)	601
		602
		601
		601
		514

Trust Indenture Act Section		Indenture Section
Section 316	(a)	101
	(a)(1)(A)	502
		512
	(a)(1)(B)	513
	(a)(2)	Not Applicable
		508
		104(c)
		513

Section 317	(a)(1)	503
	(a)(2)	504
		1003

Section 318	(a)	107

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

(continued)

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.

-vi-

     INDENTURE, dated as of                     , 2008 between Ferro Corporation, a corporation duly organized and existing under the laws of the State of Ohio (herein called the “Company”), having its principal office at 1000 Lakeside Avenue, Cleveland, Ohio 44114, and [                    ], a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.
     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.
     NOW, THEREFORE, THIS INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:
ARTICLE ONE
Definitions and Other Provisions of General Application
Section 101. DEFINITIONS.
     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of this instrument; and
     (4) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
     “Act”, when used with respect to any Holder, has the meaning specified in Section 104.
     “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more Series.
     “Authorized Newspaper” means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication. If it is impossible or, in the opinion of the Trustee, impracticable to publish any notice in the manner herein provided, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.
     “Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.
     “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
     “Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.
     “Capital Stock” means shares of capital stock of any class of any corporation whether now or hereafter authorized regardless of whether such capital stock shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up. Capital Stock, with respect to the Company, includes Common Stock and preferred stock.

     “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
     “Common Stock” means common stock, $1.00 par value, of the Company.
     “Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
     “Company Request” or “Company Order” means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.
     “Corporate Trust Office” means the principal office of U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107, Attention: Corporate Trust Services or such other office in the United States of America at which at any particular time the corporate trust business of the Trustee or any successor Trustee shall be conducted.
     “corporation” means a corporation, association, company, joint-stock company or business trust.
     “Debt” shall have the meaning ascribed to it in Section 1008.
     “Defaulted Interest” has the meaning specified in Section 307.
     “Depositary” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Securities in book-entry form, the Person designated as Depositary for such series by the Company pursuant to Section 301, which Person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended; and if at any time there is more than one such Person, ‘Depositary’ as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.
     “Event of Default” has the meaning specified in Section 501.
     “Funded Debt” means all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower.
     “Global Security” means a Security that evidences all or part of the Securities of any series that is issued to a Depositary or a nominee thereof for such series in accordance with Section 301(4).
     “Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
     “Holder” means a Person in whose name a Security is registered in the Security Register.
     “Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.
     “interest”, when used with respect to an Original Issue Discount security which by its terms bears interest only after Maturity, means interest payable after Maturity.
     “Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
     “Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration or acceleration, call for redemption or otherwise.
     “Mortgage” means and includes any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.
     “Officers’ Certificate” means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.
     “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company or other counsel acceptable to the Trustee that, if required by the Trust Indenture Act, complies with the requirements of Section 314(e) of the Trust Indenture Act.
     “Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     “Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:
     (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
     (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;
     (iii) any such Security with respect to which the Company has effected defeasance or covenant defeasance pursuant to Section 402, except to the extent provided in Section 402; and
     (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
     provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security and (iii) Securities owned by the Company or any other obligor upon the Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     [“pari passu”, when used with respect to the ranking of any Debt of any Person in relation to other debt of such Person, means that each such Debt (a) either (i) is not subordinate in right of payment to any other Debt of such person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.]
     “Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.
     “Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.
     “Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.
     “Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
     “Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
     “Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
     “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.
     “Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
     “Security Register” and “Security Registrar” have the respective meanings specified in Section 305.
     “Senior Indebtedness” shall mean the principal (including sinking fund payments) of, and premium, if any, and interest on any indebtedness (other than the Securities), whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, which is for (a) money borrowed by the Company, (b) indebtedness of the Company evidenced by notes, debentures, bonds, securities or other instruments of indebtedness for the payment of which the Company is responsible or liable, by guarantees or otherwise, (c) obligations of the Company evidencing the purchase price for acquisitions by the Company or a subsidiary other than in the ordinary course of business, (d) money borrowed by others and assumed or guaranteed by the Company, (e) capitalized lease obligations of the Company, and (f) renewals, extensions, refundings, amendments and modifications of any indebtedness, of the kind described in the foregoing clauses or of the instruments creating or evidencing such indebtedness, unless, in each case, by the terms of the instruments evidencing such indebtedness or such renewal, extension, refunding, amendment or modification, it is provided that such indebtedness is not senior in rights of payment to the Securities.
     “Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.
     “Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
     “Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
     “Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
     “Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
     “Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.
     “Yield to Maturity” means the yield to maturity calculated at the time of issuance of a series of Securities, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.
Section 102. COMPLIANCE CERTIFICATES AND OPINIONS.
     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include
     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
Section 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.
     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
     Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
     Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers’ Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company that could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.
Section 104. ACTS OF HOLDERS; RECORD DATES.
          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.
     Without limiting the generality of this Section 104, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture or the Securities to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the direct or indirect participants therein or the beneficial owners of interests in any such Global Security through such Depositary’s standing instructions and customary practices.
          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.
          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.
          (d) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.
          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
Section 105. NOTICES, ETC., TO TRUSTEE AND COMPANY.
     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at (i) U.S. Bank National Association, Corporate Trust Services, 1350 Euclid Avenue, CN-OH-RN11, Cleveland, Ohio 44115, Attention: Holly H. Pattison and (ii) the Corporate Trust Office, or
     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. NOTICE TO HOLDERS; WAIVER.
     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 107. CONFLICT WITH TRUST INDENTURE ACT.
     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.
Section 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.
     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 109. SUCCESSORS AND ASSIGNS.
     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
Section 110. SEPARABILITY CLAUSE.
     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. BENEFITS OF INDENTURE.
     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 112. GOVERNING LAW.
     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Ohio, exclusive of its choice of law rules.
Section 113. LEGAL HOLIDAYS.
     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.
Section 114. COUNTERPARTS.
     This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
ARTICLE TWO
Security Forms
Section 201. FORMS GENERALLY.
     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company

and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.
     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such securities, as evidenced by their execution of such Securities.
Section 202. FORM OF FACE OF SECURITY.
     [INSERT ANY LEGEND REQUIRED BY THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER.]
FERRO CORPORATION

No.	$
     Ferro Corporation, a corporation duly organized and existing under the laws of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                          Dollars ($                    ) on                                          [If the Security is to bear interest prior to maturity, insert—, and to pay interest thereon from                      or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on                      and                      in each year, commencing                     , at the rate of ___% per annum, until the principal hereof is paid or made available for payment [If applicable, insert—, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the                      or                      (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. [If the Security is not to bear interest prior to maturity, insert—The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]
     Payment of the principal of (and premium, if any) and [If applicable, insert—any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in                     , in such coin or currency of [the United States of America] [If applicable, insert other currency] as at the time of payment is legal tender for payment of public and private debts [If applicable, insert—; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by such Person with a bank located in the United States provided that appropriate transfer instructions shall have been delivered by such Person to Paying Agent in writing at least five Business Days prior to the Regular Record Date].
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

FERRO CORPORATION

By:

Attest:
Section 203. FORM OF REVERSE OF SECURITY.
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of                     , 200___ (herein called the “Indenture”), between the Company and                                         , as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities

and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $                    ].
     [If applicable, insert—The Securities of this series are subject to redemption upon not more than 60 or less than 30 days’ notice by mail, [If applicable, insert—(1) on                      in any year commencing with the year                      and ending with the year                      through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after                     , 20___], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before                     , ___%, and if redeemed] during the 12-month period beginning                      of the years indicated.

	Redemption Price For	Redemption Price For
	Redemption Through	Redemption Otherwise
	Operation of the	Than Through Operation
Year	Sinking Fund	of the Sinking Fund

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [If applicable, insert— (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
     [If applicable, insert—The Securities of this series are subject to redemption upon not more than 60 or less than 30 days’ notice by mail, (1) on                      in any year commencing with the year ___ and ending with the year ___ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after                     ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning                      of the years indicated,

	Redemption Price For	Redemption Price For
	Redemption Through	Redemption Otherwise
	Operation of the	Than Through Operation
Year	Sinking Fund	of the Sinking Fund

and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more

Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
     [Notwithstanding the foregoing, the Company may not, prior to                     , redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]
     [The sinking fund for this series provides for the redemption on                      in each year beginning with the year                      and ending with the year                      of [not less than $                     (“mandatory sinking fund”) and not more than] $                     aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made — [in the inverse order in which they become due].]
     [If the Security is subject to redemption, insert—In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]
     [If applicable, insert—The Securities of this series are not redeemable prior to maturity.]
     [If the Security is not an Original Issue Discount Security, insert—If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]
     [If the Security is an Original Issue Discount Security, insert—If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to — insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]
     The indebtedness evidenced by the Securities, including the principal thereof and premium, if any, and interest thereon, is to the extent and in the manner set forth in the Indenture expressly subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred. This Security is issued subject to such provisions of the Indenture, and each holder of this Security by accepting this Security agrees to and shall be bound by such provisions and authorizes and directs the Trustee on such holder’s behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the

Indenture and appoints the Trustee such holder’s attorney-in-fact for any and all such purposes. Each holder of this Security, by accepting the same, also agrees that each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, shall be deemed to have purchased Senior Indebtedness in reliance upon the covenants and provisions contained in the Indenture and this Security.
     [The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security or] [certain restrictive covenants and Events of Default with respect to this Security][, in each case] upon compliance with certain conditions set forth therein.]
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities [of each series] to be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding [of each series] to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities [of each series] at the time Outstanding, on behalf of the Holders of all securities [of such series], to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     [As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: (i) such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series; (ii) the Holders of not less than a majority in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee thereunder; (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute and such proceedings; and (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principle amount of the Outstanding Securities of this series. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.]
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium [and interest] on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $                     and any integral multiple thereof.
     As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
Section 204. SECURITIES IN GLOBAL FORM.
     Unless otherwise provided in or pursuant to this Indenture or any Securities, the Securities shall not be issuable in global form. If Securities of a series shall be issuable in temporary or permanent global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers’ Certificate and need not be accompanied by an Opinion of Counsel.
     Notwithstanding the provisions of Section 307, unless otherwise specified in or pursuant to this Indenture or any Securities, payment of principal of, any premium and interest on, and any Additional Amounts in respect of any Security in temporary or permanent global form shall be made to the Person or Persons specified therein.
     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a Global Security the Holder of such Global Security in registered form.
Section 205. FORM OF LEGEND FOR GLOBAL SECURITIES.
     Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:
     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
Section 206. FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION.
     THE TRUSTEE’S CERTIFICATES OF AUTHENTICATION SHALL BE IN SUBSTANTIALLY THE FOLLOWING FORM:
     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

By:
Authorized Officer

ARTICLE THREE
The Securities
Section 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.
     The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is unlimited.
     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:
     (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities of any other series);
     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107; upon repayment in part of any Security of such series pursuant to Article Thirteen; upon surrender in part of any Security for conversion or exchange into Capital Stock or other securities pursuant to its terms; or pursuant to the terms of such Securities and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);
     (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;
     (4) if any of such Securities are to be issuable in global form, when any of such Securities are to be issuable in global form and (i) whether such Securities are to be issued in temporary or permanent global form or both, (ii) whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 305, and (iii) the name of the Depositary, as the case may be, with respect to any Global Security;
     (5) the date or dates on which the principal of the Securities of the series is payable;
     (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

     (7) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;
     (8) whether any of the Securities are to be redeemable at the option of the Company and, if so the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;
     (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
     (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;
     (11) whether the Securities of the series will be convertible into shares of Capital Stock and/or exchangeable for other securities, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;
     (12) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Section 101;
     (13) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;
     (14) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;
     (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to any of such Securities, provided that any such deletions, modifications or additions are substantially consistent with the Events of Default or covenants set forth herein;

     (16) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;
     (17) the terms, if any, of any Guarantee of the payment of principal of, and premium, if any, and interest on, Debt Securities of the series and any corresponding changes to the provisions of this Indenture as currently in effect;
     (18) the application, if any, of Section 1302 or 1303 to the Securities of any series; and
     (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).
     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above or in any such indenture supplemental hereto.
     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
Section 302. DENOMINATIONS.
     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.
Section 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.
     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of any of these on the Securities may be manual or facsimile.
     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,
          (a) if the form of such Securities has been established by or pursuant to board resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this indenture;
          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and
          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, arrangement, fraudulent conveyance and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
     Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and such documents reasonably contemplate the issuance of all Securities of such series.
     Each Security shall be dated the date of its authentication.
     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. TEMPORARY SECURITIES.
     Pending the preparation of definitive Securities of any Series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, or xerographically or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.
     Except in the case of temporary Securities in global form, which must be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series, at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series of any authorized denominations and of a like principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.
Section 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.
     The Company shall cause to be kept a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such Office or Agency shall be the “Security Registrar” for that series of Securities. Unless otherwise specified in or pursuant to this Indenture or the Securities, the Trustee shall be the initial Security Registrar for each series of Securities. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities.
     Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.
     Notwithstanding the foregoing, except as otherwise provided in or pursuant to this Indenture, any Global Security shall be exchangeable for definitive Securities only if (i) the Depositary notifies the Company that it is unwilling, unable or ineligible to continue as Depositary for such Global Security, or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Company within 90 days of the date the Company is so informed in writing, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such Global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depositary shall direct. If the beneficial owners of interests in a Global Security are entitled to exchange such interests for definitive Securities as the result of an event described in clause (i), (ii) or (iii) of the preceding sentence, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in such form and denominations as are required by or pursuant to this Indenture, and of the same series, containing identical terms and in aggregate principal amount equal to the principal amount of such Global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Security shall be surrendered from time to time by the Depositary as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee and the Depositary, as the case may be (which instructions shall be in writing but need not be contained in or accompanied by an Officers’ Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company’s agent for such purpose, to be exchanged, in whole or in part, for definitive Securities as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such Global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of the same series to be redeemed and ending on the relevant Redemption Date. Promptly following any such exchange in part, such Global Security shall be returned by the Trustee to such Depositary or such other Depositary referred to above in accordance with the instructions of the Company referred to above. If a Security is issued in exchange for any portion of a Global Security after the close of business at the Office or Agency for such Security where such exchange occurs on or after (i) any Regular Record Date for such Security and before the opening of business at such Office or Agency on the next Interest Payment Date, or (ii) any Special Record Date for such Security and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such Global Security shall be payable in accordance with the provisions of this Indenture.
     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitling the Holders thereof to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
     No service charge shall be made for any registration of transfer or exchange of Securities at the Corporate Trust Office, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses (including fees and expenses of the Trustee) that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107, upon repayment in part of any Security pursuant to Article Thirteen, or upon surrender in part of any Security for conversion or exchange into Capital Stock or other securities pursuant to its terms, in each case not involving any transfer.
     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing; (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except in the case of any Security to be redeemed in part, the portion thereof not to be redeemed; or (iii) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.
     The provisions of Clauses (1), (2) and (3) below shall apply only to Global Securities:
     (1) Each Registered Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.
     (2) Any exchange or transfer of a Registered Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for or upon transfer of a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.
     (3) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.
     Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.
Section 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.
     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.
     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.
     The provisions of this Section, as amended or supplemented pursuant to this Indenture with respect to particular Securities or generally, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.
     Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.
     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:
     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company cause a similar notice to be published at least once in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).
     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the

Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
     Unless otherwise provided in or pursuant to this Indenture or the Securities of any particular series, at the option of the Company, interest on Securities registered in the Securities Register that bear interest may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee with a bank located in the United States, provided that appropriate transfer instructions shall have been delivered by such payee to the Paying Agent in writing at least five Business Days prior to the applicable date for payment of interest.
     Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
Section 308. PERSONS DEEMED OWNERS.
     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 305 and 307), any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Ownership of beneficial interest in any Global Security will be shown only on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Section 309. CANCELLATION.
     All Securities surrendered for payment, redemption, registration of transfer, exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, who shall promptly cancel the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No

Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed in accordance with the Trustee’s customary practices.
Section 310. COMPUTATION OF INTEREST.
     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
Section 311. CUSIP, CINS OR ISIN NUMBERS.
     The Company in issuing the Securities may use “CUSIP”, “CINS” or “ISIN” numbers (if then generally in use), and, if so, the Trustee or the Company shall use “CUSIP”, “CINS” or “ISIN” numbers in notices of redemption or repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers.
ARTICLE FOUR
Satisfaction and Discharge
Section 401. SATISFACTION AND DISCHARGE OF INDENTURE.
     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
     (1) either
     (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
     (B) all such Securities not theretofore delivered to the Trustee for cancellation
     (i) have become due and payable, or

     (ii) will become due and payable at their Stated Maturity within one year, or
     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;
     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.
     In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of such series as to which it is Trustee and if the other conditions thereto are met.
     Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Company and the Trustee with respect to the Securities of such series under Sections 305, 306, 402, 1002 and 1003 and with respect to any rights to convert or exchange such Securities into Capital Stock or other securities, shall survive.
Section 402. APPLICATION OF TRUST MONEY.
     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

ARTICLE FIVE
Remedies
Section 501. EVENTS OF DEFAULT.
     “Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless (i) such event is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Officers’ Certificate establishing the terms of such series pursuant to this Indenture and (ii) such modification or deletion is substantially consistent with this Section 501:
     (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or
     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or
     (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or
     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty (i) for which the consequences of breach or nonperformance are addressed (a) elsewhere in this Section 501 or (b) in such Security or (ii) which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or
     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or
     (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or
     (7) Any other Event of Default provided with respect to Securities of that series.
     Upon receipt by the Trustee of any Notice of Default from any Holder with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, that unless Holders of at least 25% in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the day which is 90 days after such record date, such Notice of Default shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving (i) after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional Notice of Default with respect to any new or different fact or circumstance permitting the giving of a Notice of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section 501.
Section 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.
     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable; provided that if an Event of Default specified in Section 501(5) or 501(6) with respect to the Company occurs, the principal of, premium, if any, and accrued and unpaid interest on all the Securities will become due and payable without any declaration or other act on the part of the Trustee or any Holders.
     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount (or specified amount) of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:
     (A) all overdue interest on all Securities of that series,
     (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,
     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and
     (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.
     Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new written notice of declaration of acceleration or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, or (ii) during any such 90-day period, an additional written notice of declaration of acceleration with respect to Securities of such series, or an additional written notice of rescission and annulment of any declaration of acceleration with respect to any other Event of Default with respect to Securities of such series, in either of which events a new record date shall be established pursuant to the provisions of this Section 502.
Section 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.
     The Company covenants that if
     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
     If the Company fails to pay the money it is required to pay the Trustee pursuant to the preceding paragraph forthwith upon the demand of the Trustee, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the money so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.
     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
Section 504. TRUSTEE MAY FILE PROOFS OF CLAIM.
     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the

Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized
     (1) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal and any premium, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of allowed in such judicial proceeding; and
     (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.
     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
Section 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.
     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.
Section 506. APPLICATION OF MONEY COLLECTED.
     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee under Section 607;
SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and
THIRD: The balance, if any, to the Person or Persons entitled thereto.
Section 507. LIMITATION ON SUITS.
     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
     (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.
     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
Section 509. RESTORATION OF RIGHTS AND REMEDIES.
     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 510. RIGHTS AND REMEDIES CUMULATIVE.
     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 511. DELAY OR OMISSION NOT WAIVER.
     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
Section 512. CONTROL BY HOLDERS.
     The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, or with the Securities of any series;
     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and
     (3) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities of the series not joining in the giving of said direction, it being understood that (subject to Section 601) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.
     Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by a Global Security, the Trustee shall establish a record date for determining Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be at the close of business on the day the Trustee receives such direction. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, (i) after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the provisions to the preceding sentence or (ii) during any such 90-day period, a new direction contrary to or different from such direction, in either of which events a new record date shall be established pursuant to the provisions of this Section 512.
Section 513. WAIVER OF PAST DEFAULTS.
     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default
     (1) in the payment of the principal of or any premium or interest on any Security of such series, or
     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the

Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.
     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
Section 514. UNDERTAKING FOR COSTS.
     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date, and, in the case of repayment, on or after the Repayment Date) or for the enforcement of the right, if any, to convert or exchange any Security into Capital Stock or other securities in accordance with its terms.
Section 515. WAIVER OF STAY OR EXTENSION LAWS.
     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX
The Trustee
Section 601. CERTAIN DUTIES AND RESPONSIBILITIES.
     The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that
     (1) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:
     (A) the duties and obligations of the Trustee shall with respect to the Securities be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (B) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
     (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and
     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.
Section 602. NOTICE OF DEFAULTS.
     If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.
Section 603. CERTAIN RIGHTS OF TRUSTEE.
     Subject to Section 315(a) through 315(d) of the Trust Indenture Act and the provisions of Section 601 hereof:
          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;
          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;
          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;
          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney; and
          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.
Section 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.
     The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.
Section 605. MAY HOLD SECURITIES.
     The Trustee, any Authenticating Agent, any Paying Agent, any security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
Section 606. MONEY HELD IN TRUST.
     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
Section 607. COMPENSATION AND REIMBURSEMENT.
     The Company agrees:
     (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee’s negligence or bad faith; and
     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.
     The Company’s payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(5) or (6) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Law.
Section 608. DISQUALIFICATION; CONFLICTING INTERESTS.
     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.
Section 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.
     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority and its Corporate Trust Office in the United States of America. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.
          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.
          (d) If at any time:
     (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
     (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or
     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.
Section 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.
          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring

Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.
          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.
     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
Section 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.
     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).
Section 614. APPOINTMENT OF AUTHENTICATING AGENT.
     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 (unless it is an Affiliate of the Trustee) and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.
     No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.
     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:
     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

As Trustee
By:
As Authenticating Agent

By:
Authorized Officer

If all of the Securities of any series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers’ Certificate by the Company), shall appoint in accordance with this Section and such procedures as shall be acceptable to the Trustee an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.
ARTICLE SEVEN
Holders’ Lists and Reports by Trustee and Company
Section 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.
     In accordance with Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee:
          (a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding January 1 or July 1, as the case may be; provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished; and
          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.
Section 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
          (a) The Trustee shall comply with the obligations imposed upon it pursuant to section 312 of the Trust Indenture Act. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.
          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.
Section 703. REPORTS BY TRUSTEE.
     (1) Within 60 days after July 15 of each year commencing with the first July 15 following the first issuance of Securities pursuant to Section 301, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such July 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding July 15 and the date of this Indenture.
     (2) The Trustee shall transmit the reports required by Section 313(a) of the Trust Indenture Act at the times specified therein.
     (3) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act. The Company will notify the Trustee when any Securities are listed on any stock exchange.
     (4) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.
Section 704. REPORTS BY COMPANY.
     The Company, pursuant to Section 314(a) of the Trust Indenture Act, shall:
     (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports, (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;
     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

     (3) transmit within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.
ARTICLE EIGHT
Consolidation, Merger, Conveyance, Transfer or Lease
Section 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.
     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:
     (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on and any sinking fund payment in respect of, all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;
     (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;
     (3) if, as a result of any such consolidation or merger, conveyance, transfer or lease, properties or assets of the Company or of a Subsidiary would become subject to a Mortgage, the Company or such successor Person, as the case may be, shall take steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and
     (4) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 802. SUCCESSOR PERSON SUBSTITUTED.
     Upon any consolidation of the Company with or merger of the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.
ARTICLE NINE
Supplemental Indentures
Section 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.
     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or
     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or
     (3) to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture); or
     (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or
     (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or
     (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or
     (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or
     (8) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or
     (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four, provided that any such action shall not adversely affect the interests of any Holder of a Security of such series or any other Security in any material respect; or
     (10) to make provisions with respect to conversion or exchange rights of Holders of Securities of any series;
     (11) to add Guarantees with respect to the Securities or to secure the Securities; or
     (12) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided, that such action pursuant to this clause (11) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.
Section 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.
     With the consent of the Holders of not less than majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:
     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin, currency or currency unit in which, any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or
     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting; or
     (3) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).
     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.
     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
Section 903. EXECUTION OF SUPPLEMENTAL INDENTURES.
     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(7)) be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
Section 904. EFFECT OF SUPPLEMENTAL INDENTURES.
     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
Section 905. CONFORMITY WITH TRUST INDENTURE ACT.
     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.
Section 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.
     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.
ARTICLE TEN
Covenants
Section 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.
     The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.
Section 1002. MAINTENANCE OF OFFICE OR AGENCY.
     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of such series that are convertible or exchangeable may be surrendered for conversion or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
Section 1003. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.
     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.
     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing nor shall it be later than two years after such principal and any premium or interest shall have become due and payable, any unclaimed balance of such money then remaining will be repaid to the Company.
Section 1004. STATEMENT BY OFFICERS AS TO DEFAULT.
     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in compliance with all of the terms, provisions, covenants and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default with respect to or shall not be in compliance with all such terms, provisions, covenants and conditions, specifying all such defaults or events of noncompliance and the nature and status thereof of which they may have knowledge.
Section 1005. EXISTENCE.
     Subject to Article Eight, the Company will do or cause to be done all things necessary to maintain its existence and its rights and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.
Section 1006. WAIVER OF CERTAIN COVENANTS.
     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1005, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.
     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.
ARTICLE ELEVEN
Redemption of Securities
Section 1101. APPLICABILITY OF ARTICLE.
     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
Section 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE.
     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.
Section 1103. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.
     If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed) the particular Securities to be redeemed shall be selected not more than 60 nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 nor less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.
     Unless otherwise specified in or pursuant to this Indenture or the Securities of any series, if any Security selected for partial redemption is converted or exchanged for Capital Stock or other securities in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.
Section 1104. NOTICE OF REDEMPTION.
     Notice of redemption shall be given in the manner provided in Section 106, mailed not less than 30 nor more than 60 days prior to the Redemption Date, unless a shorter period is specified in the Securities to be redeemed, to the Holders of the Securities to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Securities designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Securities or portion thereof. Any notice that is mailed to the Holder of any Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.
     All notices of redemption shall state:
     (1) the Redemption Date;
     (2) the Redemption Price (and interest, if any);
     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed;
     (4) that on the Redemption Date the Redemption Price (and interest, if any) will become due and payable upon each such Security or portion thereof to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;
     (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price (and interest, if any); and
     (6) that the redemption is for a sinking fund, if such is the case;

     (7) in the case of Securities of any series that are convertible or exchangeable into Capital Stock or other securities, the conversion or exchange price or rate, the date or dates on which the right to convert or exchange the principal of the Securities of such series to be redeemed will commence or terminate and the place or places where such Securities may be surrendered for conversion or exchange, and
     (8) the CUSIP number or the Euroclear or the Cedel reference numbers of such Securities, if any (or any other numbers used by a Depositary to identify such Securities).
     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company.
     Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any redemption of Securities at the election of the Company, unless, upon the giving of notice of such redemption, defeasance shall have been effected with respect to such Securities pursuant to Section 401, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or the Paying Agent(s) for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and any premium and interest on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent(s) for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.
Section 1105. DEPOSIT OF REDEMPTION PRICE.
     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.
Section 1106. SECURITIES PAYABLE ON REDEMPTION DATE.
     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by

Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
Section 1107. SECURITIES REDEEMED IN PART.
     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.
ARTICLE TWELVE
Sinking Funds
Section 1201. APPLICABILITY OF ARTICLE.
     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.
     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.
     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Securities of any series in lieu of cash payments pursuant to this Section 1202, the principal amount of Securities of such series to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Securities of such series for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Securities of that series purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.
Section 1203. REDEMPTION OF SECURITIES FOR SINKING FUND.
     Not less than 90 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.
ARTICLE THIRTEEN
Defeasance and Covenant Defeasance
Section 1301. APPLICABILITY OF ARTICLE; COMPANY’S OPTION TO EFFECT DEFEASANCE OR COVENANT
               DEFEASANCE.
     If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.
Section 1302. DEFEASANCE AND DISCHARGE.
     Upon the Company’s exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due and any rights of such Holders to convert or exchange such Securities into Capital Stock or other securities, (B) the Company’s obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series.
Section 1303. COVENANT DEFEASANCE.
     Upon the Company’s exercise of the above option applicable to this Section, the Company shall be released from its obligations under Section 801 (and any covenant applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) and the occurrence of an event specified in Section 501(4) (with respect to any of Section 801) (and any other Event of Default applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) shall not be deemed to be an Event of Default with respect to the Outstanding Securities of such series after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.
     The following shall be the conditions precedent to application of either Section 1302 or Section 1303 to the Outstanding Securities of such series:
     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Maturity of such principal, premium, if any, or interest. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, “U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a Depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such Depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such Depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such Depositary receipt.
     (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(6) and (7) are concerned, at any time during the period ending on the 121st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this condition shall not be deemed satisfied until the expiration of such period).

     (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.
     (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.
     (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.
     (6) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.
     (7) The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

Section 1305.	DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.
     Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee — collectively, for purposes of this Section 1305, the “Trustee”) pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.
     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof.
     Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the

Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 1306.	REINSTATEMENT.
     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.
ARTICLE FOURTEEN
Subordination of Securities

Section 1401.	AGREEMENT TO SUBORDINATE.
     The Company covenants and agrees, and each holder of Securities issued hereunder by such holder’s acceptance thereof, whether upon original issue or upon transfer or assignment thereof, likewise covenants and agrees, that the principal of and premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner herein set forth, be subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

Section 1402.	NO PAYMENTS ON SECURITIES IF SENIOR INDEBTEDNESS IN DEFAULT.
          (a) No payment on account of principal (including sinking fund payments) of or premium, if any, or interest on the Securities or on account of the purchase or other acquisition of Securities (other than securities of the Company as reorganized or modified by similar proceedings or of any other corporation provided for by a plan of reorganization or modification by similar proceedings, the payment of which is subordinate, at least to the extent set forth in this Article Fourteen with respect to the Securities, to payment in full, without modification or diminution by such reorganization or modification, of all Senior Indebtedness, or payments from a defeasance trust created pursuant to Section 1305) shall be made by or on behalf of the Company if at the time that such payment is to be made (or immediately after giving effect thereto) there shall (or would) exist a default with respect to any Senior Indebtedness beyond the applicable period of grace, if any, so that, if such Senior Indebtedness shall not already have matured, holders of such Senior Indebtedness would be entitled to accelerate the maturity thereof, and such default shall (or would) not have been cured or waived or shall (or would) not have ceased to exist; provided, however, that sinking fund obligations under Section 1202 may be satisfied by use of Securities which were acquired prior to such default by the Company or the Trustee (whether by exchange or otherwise); and provided FURTHER that the provisions of this Section 1402 are subject to the further provisions of Section 1403.
          (b) In the event that notwithstanding this Section 1402, any payment by or on behalf of the Company of any kind or character to which the holders of the Securities or the Trustee would be entitled but for the provisions of this Section 1402 prohibiting such payment, shall be received by the Trustee or any paying agent or the holders of the Securities, such payment shall be held in trust for the benefit of, and shall be paid over and delivered to the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instrument evidencing any of the Senior Indebtedness remaining unpaid may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, provided that if there be any unliquidated obligations as aforesaid there shall be paid an appropriate amount as a reserve therefor.

Section 1403.	PRIORITY OF SENIOR INDEBTEDNESS UPON DISTRIBUTION OF ASSETS.
     Upon any distribution of assets of the Company in connection with any dissolution or winding up or complete liquidation or reorganization or arrangement of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, or upon an assignment of the assets of the Company for the benefit of creditors or any marshalling of the assets and liabilities of the Company or other similar circumstances,
          (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full thereof, and provision satisfactory to holders of such Senior Indebtedness shall be made for payment in full of any unliquidated obligations which may later become liquidated, before the holders of the Securities shall be entitled to receive any payment or distribution of cash, properties or securities of any kind or character (other than securities of the Company as reorganized or modified by similar proceedings or of any other corporation provided for by a plan of reorganization or modification by similar proceedings, the payment of which is subordinate, at least to the extent set forth in this Article Fourteen with respect to the Securities, to payment in full, without modification or diminution by such reorganization or modification, of all Senior Indebtedness, or payments from payments from a defeasance trust created pursuant to Section 1305) on account of the principal (including sinking fund payments) of or premium, if any, or interest on the Securities, or on account of the purchase or other acquisition by or on behalf of the Company of Securities; and
          (b) any payment or distribution of assets of the Company of any kind or character whether in cash, property or securities (other than securities of the Company as reorganized or modified by similar proceedings or of any other corporation provided for by a plan of reorganization or modification by similar proceedings, the payment of which is subordinate, at least to the extent set forth in this Article Fourteen with respect to the Securities, to payment in full, without modification or diminution by such reorganization or modification, of all Senior Indebtedness, or payments from payments from a defeasance trust created pursuant to Section 1305) to which the holders of the Securities or the Trustee would be entitled, except for the provisions of this Article Fourteen, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or any other person making such payment or distribution directly to the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness remaining unpaid may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, provided that if there be any unliquidated obligations as aforesaid there shall be reserved an appropriate amount therefor; and
          (c) in the event that, notwithstanding this Section 1403, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or modified by similar proceedings or of any other corporation provided for by a plan of reorganization or modification by similar proceedings, the payment of which is subordinate, at least to the extent set forth in this Article Fourteen with respect to the Securities, to payment in full, without modification or diminution by such reorganization or modification, of all Senior Indebtedness, or payments from payments from a defeasance trust created pursuant to Section 1305) prohibited by this Section 1403 shall be received by the Trustee or any paying agent or the holders of the Securities before all Senior Indebtedness is paid in full or provision is made for such payment in accordance with the terms of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of the Senior Indebtedness remaining unpaid may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, provided that if there be any unliquidated obligations as aforesaid there shall be paid an appropriate amount as a reserve therefor; and
          (d) the consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation or corporations upon the terms and condition provided in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 1403 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight, and a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1954, as amended, or such provision’s successors, shall not be deemed (unless part of a bankruptcy, insolvency or receivership or similar proceeding with respect to the Company) to be a reorganization for purposes of this Section 1403.

Section 1404.	TRUSTEE AND HOLDERS OF SECURITIES MAY RELY ON COURT ORDER OR CERTIFICATE OF LIQUIDATING AGENT.
     Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 601, and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending or upon any certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution delivered to the Trustee or to the holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

Section 1405.	SUBROGATION OF HOLDERS OF THE SECURITIES.
     Subject to the payment in full of all Senior Indebtedness, or provision being made as aforesaid for its payment, the holders of the Securities shall be subrogated to whatever rights the holders of Senior Indebtedness shall be subrogated to whatever rights the holders of Senior Indebtedness may have to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid or satisfied in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of Securities, be deemed to be payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

Section 1406.	RELATIVE RIGHTS
     This Article Fourteen defines the relative rights of Holders of Securities and holders of Senior Indebtedness. Nothing in this Indenture or in the Securities shall:
     (1) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and premium, if any, and interest on the Securities, as and when the same shall become due and payable in accordance with their terms;
     (2) affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or
     (3) prevent the Trustee or the Holders of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Section 1407.	AUTHORIZATION OF HOLDERS OF SECURITIES TO TRUSTEE TO EFFECT SUBORDINATION.
     Each holder of Securities by his acceptance thereof authorizes and directs the Trustee on behalf of such holder to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fourteen and appoints the Trustee attorney-in-fact of such holder for any and all such purposes, including, in the event of any voluntary or involuntary dissolution, winding-up, liquidation, reorganization, arrangement or similar proceeding relating to the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise), the immediate filing of a claim for the unpaid balance of such holder’s Securities in the form required in said proceedings and the causing of said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file an appropriate claim for such unpaid balance of such Securities on behalf of the holder or holders thereof.

Section 1408.	SECURITIES OTHERWISE PAYABLE.
     Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in any of the Securities, shall affect the obligation of the Company to make, or prevent the Company from making payments at any time of principal of (including sinking fund payments) or premium, if any, or interest on the Securities or from depositing with the Trustee or any paying agent moneys for such payments, or from purchasing or otherwise acquiring Securities, except as otherwise provided in this Article.

Section 1409.	NOTICE TO TRUSTEE OF FACTS PROHIBITING PAYMENTS.
     Notwithstanding any of the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice of such facts at the principal office of such Trustee, from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor.

Section 1410.	RIGHTS OF THE TRUSTEE.
     The Trustee shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 608 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Fourteen shall apply to claims of, or payment to, the Trustee under or pursuant to Section 607.

Section 1411.	RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS NOT IMPAIRED.
     No right of any present or future holder of any Senior Indebtedness of the Company to enforce the subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.
     The provisions of this Article Fourteen are intended to be for the benefit of and shall be enforceable directly by the holders of Senior Indebtedness. Each holder of any Security by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.
     Notice of any default in the payment of any Senior Indebtedness and notice of acceptance of the provisions hereof are hereby expressly waived. No waiver, forbearance or release by any holder of Senior Indebtedness under such Senior Indebtedness or under this Article Fourteen shall constitute a release of any of the obligations or liabilities of the Trustee or holders of the Securities provided in this Article Fourteen.

Section 1412.	NO FIDUCIARY DUTY TO HOLDERS OF SENIOR INDEBTEDNESS.
     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of the covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be implied in this Indenture against the Trustee. The Trustee shall not be liable to any holders of Senior Indebtedness if the Trustee shall in good faith pay over or distribute to or on behalf of holders of Securities or the Company money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fourteen.
ARTICLE FIFTEEN
Meetings of Holders of Securities

Section 1501.	PURPOSES FOR WHICH MEETINGS MAY BE CALLED.
     A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1502.	CALL, NOTICE AND PLACE OF MEETINGS.
     (1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place in the Borough of Manhattan, The City of New York. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.
     (2) In case at any time the Company (by or pursuant to a Company Resolution) or the Holders of at least 25% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1501, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of or made the first publication of the notice of such meeting within 21 days after receipt of such request (whichever shall be required pursuant to Section 106) or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

Section 1503.	PERSONS ENTITLED TO VOTE AT MEETINGS.
     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1504.	QUORUM; ACTION.
     The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

     Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.
     Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not such Holders were present or represented at the meeting.

Section 1505.	DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.
     (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.
     (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1502(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.
     (3) At any meeting, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

     (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 1502 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1506.	COUNTING VOTES AND RECORDING ACTION OF MEETINGS
     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.
ARTICLE SIXTEEN
Immunity of Incorporators, Stockholders, Officers and Directors

Section 1601.	INDENTURE AND SECURITIES SOLELY CORPORATE OBLIGATIONS.
     No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

FERRO CORPORATION

By:

Title:

[________]

By:

Title:

STATE OF OHIO	)
	)	ss.:
COUNTY OF CUYAHOGA	)
     On the                      day of                                         , 20___, before me personally came                      and                                          to me known, who, being by me duly sworn, did depose and say that he is                                          and                                          , respectively, of Ferro Corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of its Board of Directors.

, Notary Public My Commission Expires:

STATE OF OHIO	)
	)	ss.:
COUNTY OF CUYAHOGA	)
     On the                      day of                                         , 20___, before me personally came                     , to me known, who, being by me duly sworn, did depose and say that he is a                                          of                                                              , the                                                               described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.

, Notary Public My Commission Expires: